AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 29, 2004 (the "Effective Date"), by and among, on the one hand, the lender identified on the signature page hereof (such lender, together with its successors and assigns, is referred to hereinafter as the "Lender"), WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (the "Agent") for the Lender and any other holder of Obligations (as defined in the Loan Agreement referred to below) and, on the other hand, HAROLD'S STORES, INC., an Oklahoma corporation ("Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation ("Harold's Finance"), HAROLD'S DIRECT, INC., an Oklahoma corporation ("Harold's Direct"), HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership ("Harold's Texas"), HAROLD'S STORES OF GEORGIA, L.P., a Georgia limited partnership ("Harold's Georgia"), HAROLD'S OF JACKSON, INC., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Georgia, Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower").

BACKGROUND

FACT ONE: Lender, Agent and the Borrowers have entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated July 10, 2003, by and among Lenders, Agent and Borrowers (as so amended, the "Loan Agreement"), pursuant to which Lender has agreed to make loans and other financial accommodations to, or for the benefit of, Borrowers on the terms and otherwise subject to the conditions and limitations contained therein.

FACT TWO: Borrowers have requested that Lender and Agent agree to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment.

FACT THREE: Lender and Agent have agreed to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, subject in all cases to the fulfillment of the conditions set forth in this Amendment.

NOW, THEREFORE, Lender, Agent and the Borrowers hereby modify, supplement and amend the Loan Agreement as follows:

1. INCORPORATION OF DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

2. AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT.

2.1 Additional Definitions. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by the addition of the following definitions, in the appropriate alphabetical order:

"'Amendment No. 2' means Amendment No. 2 to Loan and Security Agreement, dated as of April 29, 2004, by and among the Lenders, Agent and Borrowers."

"'Option Agreement' means the Option Agreement, dated as of April 29, 2004, by and between Parent and Participant as in effect on the date of Amendment No. 2."

2.2 Revisions to Existing Definitions. As of the Effective Date, the definitions of "Applicable Prepayment Premium", "Maximum Revolver Amount", "Participation Agreement", and "Seasonal Period" set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

"'Applicable Prepayment Premium' means, as of any date of determination, during the period of time from and after the date of the execution and delivery of Amendment No. 2 up to the Maturity Date, an amount equal to 1.0% times the Maximum Revolver Amount on the date immediately prior to the date of determination; provided, however, the "Applicable Prepayment Premium" shall be zero if Borrowers shall terminate this Agreement and refinance all the Obligations (including cash collateralization or termination of outstanding Letters of Credit and cash collateralization of Bank Product Obligations in each case in accordance with Section 3.6) prior to the Maturity Date using exclusively the proceeds of a conventional bank loan advanced by Wells Fargo."

"'Maximum Revolver Amount' means, as of any date, the lesser of (a) $25,000,000, and (b) $22,000,000 plus the outstanding principal amount of any Participant Advances."

"'Participation Agreement' means the Amended and Restated Participation Agreement, dated April 29, 2004, by and between WFRF, acting solely in its capacity as a Lender, and Participant, as the same may be amended, modified, supplemented or restated from time to time."

"'Seasonal Period' means, during each Fiscal Year, each of the following two periods: (a) a period commencing on the first day of the eighth complete calendar week immediately preceding Easter of each year and continuing through Easter day; and (b) a period commencing on the first day of the eighth complete calendar week immediately preceding October 1 of each calendar year and continuing through October 1 of such year."

2.3 Increase of Borrowing Base by Amount of Participant Advance. From and after the Effective Date, Section 2.1(a) is hereby amended and restated in their entirety to read as follows:

"2.1. Revolver Advances.

(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage and the aggregate amount of the Availability Reserves. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean an amount equal to the result of:

(A) the lesser of

(I) $8,000,000.00, and

(II) the sum of

(x) the Credit Card Advance Rate times the amount of Eligible Credit Card Accounts, and

(y) the Credit Card Advance Rate times the amount of Eligible Private Label Credit Card Accounts,

plus, either (B) or (C) below, as applicable,

(B) if the applicable date of determination is not during a Seasonal Period, the lesser of

(I) 85% of the then extant Net Liquidation Percentage times the value of Eligible Inventory, and

(II) 80% of the Cost value of Eligible Inventory, or

(C) if the applicable date of determination is during a Seasonal Period, the lesser of

(I) 90% of the then extant Net Liquidation Percentage times the value of Eligible Inventory, and

(II) 85% of the Cost value of Eligible Inventory,

plus, either (D) or (E) below, as applicable,

(D) if the applicable date of determination is not during a Seasonal Period, the least of

(I) 85% of the then extant Net Liquidation Percentage times the value of Eligible In-Transit Inventory,

(II) 80% of the Cost value of Eligible In-Transit Inventory,

(III) the then-applicable In-Transit Inventory Sublimit; or

(E) if the applicable date of determination is during a Seasonal Period, the least of

(I) 90% of the then extant Net Liquidation Percentage times the value of Eligible In-Transit Inventory,

(II) 85% of the Cost value of Eligible In-Transit Inventory,

(III) the then-applicable In-Transit Inventory Sublimit,

plus

(F) an amount equal to the outstanding principal amount of the Participant Advance, if any,

minus

(G) the aggregate amount of Reserves, if any, established by Agent under Section 2.1(b) and Section 2.2."

2.4 Repayment of the Participant Advances. From and after the Effective Date, Section 2.4(c)(i) is hereby amended and restated in its entirety to read as follows:

"(i) the aggregate principal amount of all Participant Advances repaid from and after the effective date of Amendment No. 2 shall not exceed, in the aggregate, $4,000,000, subject in each instance to compliance with the balance of this Section 2.4(c) and Section 2.4(d) below."

2.5 Repayment of the Participant Advances. From and after the Effective Date, Section 2.4(d) is hereby amended and restated in its entirety to read as follows:

"(d) Except as set forth in Section 2.4(c) preceding and Section 2.4(e) below, Borrowers shall not repay the Participant Advances without the express consent of Agent, and any amounts received by Agent at any other time may at the option of Agent be held as cash collateral for repayment of the Obligations (and Borrowers agree to execute such agreements as may be required by Agent in order to effect such pledge with a first priority) or returned by Borrowers."

2.6 Repayment of the Participant Advances with Preferred Stock. From and after the Effective Date, a new Section 2.4(e) is hereby added to the Loan Agreement to read in its entirety as follows:

"(e) Repayment of Participant Advance with Preferred Stock. Notwithstanding the order of application of payments made by Borrowers to Agent set forth above in this Section 2.4 and the requirements for repayment of Participant Advances set forth of 2.4(c), Borrowers may repay Participant Advances, in an aggregate amount equal to, but not to exceed, $2,000,000 in principal amount (together with accured but unpaid interest in respect thereof), upon satisfaction of the following conditions:

(i) all consideration for such repayment shall be the issuance of additional shares of the Series 2003-A Preferred Stock of Parent on the terms and conditions set forth in the Option Agreement as in effect on the date of Amendment No. 2.

(ii) Agent shall receive notice of such repayment at least 10 days prior to the date of such repayment of Participant Advances;

(iii) Agent shall receive from Participant and Borrowers, on or prior to the date of such repayment of Participant Advances, such fully authorized and executed documents or instruments as Agent, in its Permitted Discretion, deems necessary and appropriate to evidence the full or partial satisfaction of the Participant Advances and corresponding changes to the Participation Agreement;

(iv) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such repayment of Participant Advances, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to WFRF in writing and approved in writing by WFRF);

(v) no Default or Event of Default shall have occurred and be continuing on the date of such repayment of Participant Advances, nor shall either result from the making thereof; and

(vi) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, such repayment (or the attendant payment of such amounts to Participant by WFRF) shall have been issued and remain in force by any Governmental Authority against any Borrower or WFRF."

2.7 Extension Fee. From and after the Effective Date, a new Section 2.11(d) is hereby added to the Loan Agreement to read in its entirety as follows:

"(d) Extension Fee. Commencing on March 1, 2006, and on the first day of each calendar month during the remainder of the term of this Agreement, an extension fee in an amount equal to 4.00% per annum times the lesser (i) of the average Daily Balance of the Participant Advances that were outstanding during the immediately preceding month and (ii) $2,000,000."

2.8 Term. From and after the Effective Date, Section 3.4 is hereby amended and restated in its entirety to read as follows:

"3.4. Term. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lenders and shall continue in full force and effect for a term ending on February 5, 2007 (the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

2.9 Restatement of Exhibit B-1. As of the Effective Date, Exhibit B-1 to the Loan Agreement is amended and restated in its entirety to read as set forth hereto as Exhibit B-1.

2.10 Restatement of Schedule C-1. As of the Effective Date, Schedule C-1 to the Loan Agreement is amended and restated in its entirety to read as set forth hereto as Schedule C-1.

2.11 Restatement of Schedule H-1. As of the Effective Date, Schedule H-1 to the Loan Agreement is amended and restated in its entirety to read as set forth hereto as Schedule H-1.

3. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

3.1 Ratifications. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Borrowers hereby agree that the Loan Agreement, as amended hereby, continues to be legal, valid, binding and enforceable against Borrowers in accordance with its terms.

3.2 Representations and Warranties. In order to induce Agent and Lender to enter into this Amendment, each Borrower makes the following representations and warranties to Lender as to itself:

(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership power, as appropriate, on the part of the Borrower and will not violate any of its constituent documents (including, as applicable, its articles of incorporation, certificate of incorporation, by-laws, partnership agreement and certificate of limited partnership) or any other agreement to which Borrower is a party or by which its properties may be bound;

(b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to WFRF in writing and approved in writing by WFRF); and

(c) no Default or Event of Default has occurred or is continuing under the Loan Agreement, and no Default or Event of Default will result from the execution, delivery or performance of this Amendment or the consummation of the transactions herein authorized by Lender.

4. FURTHER ASSURANCES.

Borrowers hereby agree, upon Agent's request (i) to delivery to Agent such fully authorized and executed agreements and instruments, including, but not limited to, any amendments to Loan Documents, within 10 days of such request, and (ii) to take such actions as Agent, in its Permitted Discretion, deems necessary and appropriate in connection with the transactions contemplated by this Amendment.

5. CHOICE OF LAW.

THE VALIDITY OF THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6. GENERAL PROVISIONS.

6.1 Effectiveness. The effectiveness of this Amendment and the enforceability of the terms hereof against Borrowers, Agent and Lender are subject to fulfillment of each of the following conditions precedent:

(a) Lender's execution of this Amendment and receipt of one or more counterparts of this Amendment duly executed by each Borrower; and

(b) Lender's receipt of a consent and reaffirmation of the obligations of each Guarantor under the Continuing Guaranty and Security Agreement, in form acceptable to Lender; and

(c) Lender's receipt of a duly executed Participation Agreement, a duly executed Option Agreement, and Participant's purchase and funding of an additional $2,000,000 participation in the Advances of Lender pursuant thereto (yielding an aggregate principal amount of Participant Advances as of the Effective Date equal to $4,000,000).

6.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

6.3 Severability of Provisions. Each provision of this Amendment will be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

6.4 Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, will be deemed to be an original, and all of which, when taken together, will constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also will deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart will not affect the validity, enforceability, and binding effect of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

6.5 Integration. This Amendment, the Loan Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Survival of Representations and Warranties. All representations and warranties made herein and in the Loan Agreement will survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

6.7 Reference to Loan Agreement. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments will mean a reference to the Loan Agreement, as amended hereby.

6.8 Expenses of Lender. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Lender's legal counsel. In addition, the Borrowers agree to pay on demand: (a) all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith, including without limitation the Participation Agreement; and (b) all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and administration of the Participation Agreement, including the reasonable fees and costs of Lender's legal counsel.

6.9 Successors and Assigns. This Amendment is binding upon and will inure to the benefit of Agent, Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDER OR ANY OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

6.11 Status of Participant. Borrowers hereby acknowledge and agree as follows: (a) the Option Agreement has been executed and delivered to Participant as an inducement to Participant to acquire an additional participation in the Obligations from Lender and Lender is not party thereto; (b) Lender shall not be, or be deemed to be, the holder of any rights or investment pursuant to the Option Agreement; (c) the Participant Advance constitutes a portion of the Obligations hereunder and is fully secured by the Liens herein granted; (d) no portion of the Obligations (including the Participant Advance) is subordinated to any debts owing by Borrowers to any third party; (e) all Obligations (including the Participant Advances) are payable to the Lender hereunder and may not be discharged by payments to the Participant or any other Person under any circumstances; (f) the respective rights and obligations between Lender and Participant are governed solely by the Participation Agreement and such arrangements may be amended, modified, or supplemented at the election of Lender and Participant without the consent or approval of Borrowers; and (g) the transactions evidenced by the Participation Agreement are intended to constitute a true participation arrangement and references to such transactions in the Loan Agreement are made for convenience and do not establish any contractual relationship between Participant and Borrowers, such obligations being understood to be solely with Lender and any other Persons now or hereafter party to the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

HAROLD'S STORES, INC.

By

Name:

Title:

HAROLD'S FINANCIAL CORPORATION

By:

Name:

Title:

HAROLD'S DIRECT, INC.

By:

Name:

Title:

HAROLD'S STORES OF TEXAS, L.P.

By: HSTX, Inc., General Partner

By:

Name:

Title:

HAROLD'S STORES OF GEORGIA, L.P.

By: HSGA, Inc., General Partner

By:

Name:

Title:

HAROLD'S OF JACKSON, INC.

By:

Name:

Title:

AGENT AND LENDER:

WELLS FARGO RETAIL

FINANCE II, LLC,

as Agent and Lender

By:

Lynn Whitmore, Vice President

EXHIBIT B-1

BORROWING BASE CERTIFICATE

(See attached.)

EXHIBIT C-1

COMMITMENTS

Lender	Total Commitment
Wells Fargo Retail Finance, LLC	$25,000,000

All Lenders	$25,000,000

SCHEDULE H-1

PERMITTED HOLDERS

Rebecca P. Casey, individually and as Custodian

Michael T. Casey, individually and as Trustee

H. Rainey Powell, individually and as Custodian

Mary U. Powell

Harold G. Powell, individually and as Trustee

Anna M. Powell, individually and as Trustee

Lisa P. Hunt

Clay M. Hunt

Inter-Him N.V.

Safeco Asset Management Company

Arvest Trust Company, N.A., as Trustee of Elizabeth M. Powell Trusts A and B

W. Howard Lester

William E. Haslam

Clark J. Hinkley

Margaret A. Gilliam

Ronhow, LLC